UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report   April 17, 2003

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422
(Registrant’s Telephone Number, Including Area Code)

ITEM 9.                  REGULATION FD DISCLOSURE

On April 16, 2003, the Company issued a press release announcing that the Texas Senate had passed SB 1280 on April 15, 2003, relating to the regulation of Cap Rock Energy Corporation.  This press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Lee D. Atkins
April 17, 2003	Lee D. Atkins
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Cap Rock Energy Corporation, April 16, 2003